                                  PROSPECTUS
                          STATE BOND TAX EXEMPT FUND
                          100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                             Phone (507) 354-2144
                                                                November 1, 1996

The State Bond Tax Exempt Fund (the "Fund") is a mutual fund which seeks to maximize current income exempt from federal income taxes to the extent consistent with preservation of capital, with consideration given to the opportunity for capital gain. The Fund is the only investment portfolio of State Bond Municipal Funds, Inc.

This Prospectus concisely sets forth information about the Fund which investors should know before investing. Please read it carefully before you invest and keep it for future reference.

Additional information about the Fund is contained in a Statement of Additional Information filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at 800-328-4735, 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                               -----------------

                                                                     Page
                                                                     ----

SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE....................3

FINANCIAL HIGHLIGHTS...................................................4

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?........5

HOW IS THE FUND MANAGED?...............................................8

WHAT ARE THE FUND'S BROKERAGE COMMISSIONS?.............................9

HOW CAN YOU INVEST IN THE FUND?.......................................10

HOW IS THE OFFERING PRICE OF THE FUND'S SHARES DETERMINED?............10

HOW ARE THE FUND'S SALES CHARGES DETERMINED?..........................11

HOW CAN YOU "SELL" YOUR SHARES?.......................................12

HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?..........................14

HOW DOES THE FUND PAY DIVIDENDS AND DISTRIBUTIONS?....................15

WHAT IS THE TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS YOU RECEIVE?....15

WHAT IS THE FUND'S PLAN OF DISTRIBUTION?..............................17

WHO ARE THE FUND'S FUND ACCOUNTING AGENT AND ITS CUSTODIAN?...........17

WHAT SERVICES DOES THE FUND OFFER?....................................17

GENERAL INFORMATION ABOUT STATE BOND TAX EXEMPT FUND..................18

INVESTMENT PERFORMANCE................................................18

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE...........................19


              SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE

                        SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Load Imposed on Purchases (as a percentage of offering price).............................................................  4.50%

                         ANNUAL FUND OPERATING EXPENSES
                 (As a percentage of average daily net assets)
Management Fee.......................................................   .50%
12b-1 Fee............................................................   .25%
Other Expenses.......................................................   .15%
                                                                       ----
Total Fund Operating Expenses........................................   .90%
                                                                       ====

A $10.00 fee will be charged for certain redemptions by wire transfer. See "How Can You 'Sell' Your Shares?"

EXAMPLE:
You would pay the following aggregate expenses on a $1,000 investment, assuming:
(1) 5% annual return and (2) redemption at the end of each time period:


1 Year             3 Years                5 Years              10 Years
------             -------                -------              --------
$54                $72                    $93                  $151

Note: This Example is not a representation of past or future expenses and actual expenses may be more or less than those shown above.

The Fund's shares have an asset-based sales fee which may result in long-term shareholders paying more than the economic equivalent of the maximum front-end sales charge permitted by NASD regulations.

The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The expense information in the above table is based upon expenses incurred by the Fund during its fiscal year ended June 30, 1996. For more information concerning fees and expenses, see "What Is The Fund's Plan Of Distribution?" and "How Is The Fund Managed?" For information on additional sales charges that may be payable upon exchange into a fund in the State Bond Group which has a higher sales charge, see "How Does The Exchange Privilege Work?".

                                 FINANCIAL HIGHLIGHTS

The information presented below for the fiscal years ended June 30, 1995 and 1996 has been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the report of Ernst & Young LLP thereon, are set forth in the Statement of Additional Information. The information presented below for each fiscal year in the three-year period ended June 30, 1994 has been audited by the previous auditors for the Fund. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

                                          PER SHARE INVESTMENT INCOME AND CAPITAL CHANGES
                                           (For a share outstanding throughout the year)

                                                                          YEAR ENDED JUNE 30
                                    1996     1995*      1994      1993      1992      1991      1990      1989      1988      1987
Net asset value, beginning of
 year                             $ 10.77   $ 10.58   $ 11.09   $ 10.86   $ 10.52   $ 10.39   $ 10.56   $ 10.06   $ 10.13   $ 10.25

Income from investment
 operations:
  Net investment income               .57       .58       .59       .63       .68       .71       .72       .74       .74       .74

  Net realized and unrealized
   gain (loss) on investments         .01       .19      (.41)      .34       .36       .13      (.12)      .54      (.02)     (.07)
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment
   operations                         .58       .77       .18       .97      1.04       .84       .60      1.28       .72       .67

Less distributions:
  From net investment income         (.57)     (.58)     (.59)     (.63)     (.68)     (.71)     (.72)     (.74)     (.74)     (.74)

  From net realized gain              ***        --      (.10)     (.11)      .02        --      (.05)     (.04)     (.05)     (.05)
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions                (.57)     (.58)     (.69)     (.74)     (.70)     (.71)     (.77)     (.78)     (.79)     (.79)
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of year      $ 10.78   $ 10.77   $ 10.58   $ 11.09   $ 10.86   $ 10.52   $ 10.39   $ 10.56   $ 10.06   $ 10.13
                                  =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total Return**                       5.54%     7.53%     1.55%     9.30%    10.18%     8.39%     5.96%    13.24%     7.49%     6.62%

Ratios and Supplemental Data:
  Net assets, end of year
   (in thousands)                 $81,095   $81,642   $81,149   $80,055   $70,565   $60,841   $54,093   $48,307   $40,233   $33,977

  Ratio of expenses to average
   net assets                         .90%      .93%      .94%      .93%      .87%      .73%      .75%      .77%      .85%      .96%

  Ratio of net investment
   income to average net assets      5.27%     5.52%     5.37%     5.75%     6.33%     6.81%     6.95%     7.24%     7.40%     7.12%

  Portfolio turnover rate              16%       15%       17%       21%       16%        8%        5%       12%        8%        1%


-------------------------
* ARM Capital Advisors, Inc. began managing the investment operations of the Fund on June 14, 1995.

**   Total return does not consider the effects of the one time sales charge.

***  Less than $0.01 per share.

        WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?

The Fund seeks to maximize current income exempt from federal income taxes to the extent consistent with preservation of capital, with consideration given to the opportunity for capital gain. In pursuing these goals, the Fund invests at least 80% of the value of its assets in securities of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income taxes ("Tax Exempt Securities"). Generally, the values of the securities in which the Fund will invest, and accordingly the value of the Fund's shares, will fall as interest rates rise and rise as interest rates fall. There is no assurance that the Fund's goals will be achieved.

The Tax Exempt Securities in which the Fund invests primarily consist of a diversified portfolio of bonds rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's") or rated AAA, AA, A, or BBB by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), notes rated MIG-1, MIG-2, MIG-3 or MIG-4 by Moody's or SP-1, SP-2 or SP-3 by S&P, and commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. The risk of default, including of nonpayment of principal or interest, on bonds and notes rated in the lowest of these grades (Baa or MIG-4 by Moody's or BBB or SP-3 by S&P) is higher than the risk on such securities rated in the higher grades. Such securities are more speculative and more sensitive to economic changes than higher rated bonds and notes. Although it does not presently do so, and does not intend to do so in the foreseeable future, the Fund may invest in bonds rated below A, or below MIG-3 and SP-2 in the case of notes, including bonds and notes rated below investment grade. The Fund may invest in Tax Exempt Securities which are not rated if, in the judgment of ARM Capital Advisors, Inc. (the "Manager"), such securities are of comparable quality to rated securities in which the Fund may invest.

As a matter of fundamental policy, at least 80% of the value of the Fund's net assets will be invested in Tax Exempt Securities. Up to 20% of the net assets of the Fund may generate interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

In addition, while the Fund attempts, under normal market conditions, to invest 100% of the value of its assets in Tax Exempt Securities, the Fund temporarily may invest up to 20% of the value of its assets in taxable obligations (i) when the Manager believes abnormal market conditions dictate a temporary defensive posture in taxable obligations; (ii) pending investment of proceeds of sales of shares or reinvestment of proceeds of sales of portfolio securities; or (iii) to meet redemptions of shares by shareholders. The taxable obligations in which the Fund may invest are obligations of the U. S. government, its agencies or instrumentalities; other debt securities rated within the two highest grades by either Moody's or S&P (or if unrated, of comparable quality in the opinion of the Manager); commercial paper rated in the two highest grades by either of such rating services (or of comparable quality); certificates of deposit, letters of credit and bankers' acceptances of domestic banks and savings institutions having total assets over one billion dollars or certificates of deposit of other domestic banks or savings institutions which are fully insured by the Federal Deposit Insurance Corporation; and repurchase agreements with respect to any of the foregoing investments or Tax Exempt Securities which qualify for investment by the Fund. The Fund may also hold its assets in cash.

Tax Exempt Securities. The Tax Exempt Securities in which the Fund invests consist of bonds, notes, and commercial paper issued by states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities.

Bonds are debt obligations issued to obtain funds for various public purposes, such as the construction or improvement of public facilities including airports, highways, hospitals, housing, nursing homes, parks, public buildings, recreational facilities, school facilities, and sewer and water works. Other public purposes for which bonds may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and fire fighting equipment, or any authorized corporate purpose of the issuer, except the payment of current expenses. Notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. Notes are frequently issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings. Short-term, unsecured commercial paper is often used to finance seasonal working capital needs or to provide interim construction financing.

In addition, certain types of securities (generally referred to as "private activity bonds") may be issued by or on behalf of public authorities to finance privately operated pollution control facilities, certain local water supply, gas, electricity or waste disposal facilities, and the construction or improvement of certain other privately operated facilities.

Tax Exempt Securities may also be classified into two types of obligations: general obligation and limited obligation (or revenue) securities. General obligation securities involve the pledge of the full faith and credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation (revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, such
as the user of the facility.   Private activity bonds are in most cases limited
obligation bonds payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is therefore usually directly related to the credit standing of the user of the facility (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).

Like all debt obligations, Tax Exempt Securities are subject to credit risk and market risk. Credit risk relates to the issuer's ability to make timely payments of principal and interest. Market risk relates to the changes in market values that occur as a result of variations in the level of prevailing interest rates, yield relationships and other factors in the Tax Exempt Securities market. Generally, higher quality Tax Exempt Securities will provide a lower yield than lower quality Tax Exempt Securities of similar maturity and are subject to lesser credit risk than lower quality Tax Exempt Securities. Furthermore, for any given change in the level of interest rates, prices tend to fluctuate less for higher quality issues than for lower quality issues, and more for longer maturity issues than for shorter maturity issues.

Floating Rate, Variable Rate, and Inverse Floating Rate Securities. The Fund may purchase floating and variable rate Tax Exempt Securities, which are Tax Exempt Securities having a coupon (stated interest rate paid by the issuer) that is adjusted or reset from time to time. Certain of these securities ("floating or variable rate demand notes") have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. The issuer of floating or variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the notes plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based on a known lending rate, generally the rate on 90-day U.S. Treasury bills. Frequently, floating or variable rate demand notes are secured by letters of credit or other credit support arrangements provided by banks. The Fund will invest in floating or variable rate demand notes so long as the letters of credit or other credit support arrangements do not adversely affect the tax exempt status of these obligations. The Manager will rely upon the opinion of the issuer's bond counsel to determine whether such obligations are exempt from federal income taxes.

The Fund also may invest in inverse or reverse floating rate Tax Exempt Securities. Inverse or reverse floating rate Tax Exempt Securities are securities with a coupon that moves in the reverse direction to an applicable index, such as the London Interbank Offered Rate ("LIBOR"). Accordingly, the coupon thereon will increase as interest rates decrease. Inverse or reverse floating rate securities are typically more volatile than fixed rate or other types of floating rate securities. Investments in inverse or reverse floating rate securities may be made by the Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such securities in the event of an increase in interest rates since the coupon thereon will decrease as interest rates increase and the value of the securities may decrease more than would other debt securities, including in some instances to zero.

The Manager will monitor the creditworthiness of the issuers of floating rate, variable rate, and inverse or reverse floating rate Tax Exempt Securities. Such obligations are not as liquid as many other types of Tax Exempt Securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers and financial institutions. A repurchase agreement is an agreement under which the Fund acquires an instrument subject to resale to the seller at an agreed price and date. The resale price reflects an agreed-upon return for the period the instrument is held by the Fund and is unrelated to the coupon provided by the instrument. Repurchase agreements are usually for periods of one week or less, but may be for longer periods. The Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other securities deemed to be illiquid. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Fund might also incur disposition costs in liquidating the security.

When-Issued Securities. The Fund may enter into commitments to purchase new issues of Tax Exempt Securities on a when-issued basis. Delivery and payment for these securities normally take place 15 to 45 days after the date of commitment. There is a risk that due to changes in interest rates between the commitment date and settlement date the market value of the security on the settlement date may be less than its purchase price. With regard to each commitment agreement for when-issued securities, the Fund will maintain in a segregated account with its custodian commencing on the commitment date, cash or Tax Exempt Securities equal in value to the purchase price due on the settlement date under such agreement.

The Fund will only make commitments to purchase when-issued Tax Exempt Securities with the intention of actually acquiring the securities, but if deemed advisable the Fund may sell these securities before the settlement date or may meet its payment obligations from proceeds of the sale of the when-issued securities themselves (which may then have a market value greater or less than the Fund's payment obligation).

Investment Restrictions. In addition to the policies and limitations set forth above, the Fund is subject to certain other investment policies and limitations set forth more fully in the Statement of Additional Information. As a matter of fundamental policy, the Fund may not (1) borrow money, except for temporary purposes in an amount not in excess of 10% of the value of the total assets of the Fund; provided that borrowings in excess of 5% of such value are permitted from banks only; (2) mortgage or pledge assets, except that up to 10% of the value of the Fund's total assets can be used to secure borrowings; or (3) purchase securities of any issuer if immediately thereafter more than 5% of the Fund's total assets would be invested in the securities of any one issuer, except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. government or its agencies or instrumentalities.

Except as specifically noted above, the investment policies described above are not fundamental and the Board of Directors of the Fund may change them without the vote of majority of the Fund's outstanding voting securities. The Board may not change the Fund's investment objective, nor any other fundamental policy, without such a vote. Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                           HOW IS THE FUND MANAGED?

The Board of Directors provides broad supervision over the affairs of the Fund. Pursuant to an Investment Advisory and Management Agreement approved by the Board and the shareholders of the Fund, ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166.

The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $5.9 billion.

The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. The Manager has managed the Fund since June 14, 1995 and since that date has also managed the other mutual funds in the State Bond Group of mutual funds: State Bond Cash Management Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Minnesota Tax-Free Income Fund, and State Bond U.S. Government and Agency Securities Fund.

Keith O. Martens, Senior Vice President and Senior Portfolio Manager of the Manager and Vice President of the Fund, is responsible for selection of investments and management of the Fund. Mr. Martens has managed the Fund since the Fund's inception in April of 1982. Mr. Martens is also the principal manager of the State Bond Common Stock Fund, State Bond Diversified Fund, State Bond U.S. Government and Agency Securities Fund, State Bond Cash Management Fund and State Bond Minnesota Tax-Free Income Fund.

The Fund pays the Manager a management fee, calculated daily and payable monthly, equal to an annual fee of .5 of 1% of the average daily net assets of the Fund. The Fund pays all its expenses other than those assumed by the Manager. Total expenses of the Fund for its fiscal year ended June 30, 1996, amounted to .90% of average daily net assets.

Proposed Reorganization of the Fund

     The Board of Directors of the Fund has approved a proposal to reorganize the Fund. The reorganization will involve the sale of the Fund's assets, subject to certain liabilities, to Federated Municipal Opportunities Fund, Inc. (the "Federated Fund"), a mutual fund advised by Federated Investors, in exchange for shares of the Federated Fund. Shares of the Fund would be exchanged at net asset value for shares of equivalent value of the Federated Fund. The reorganization transaction is subject to approval by Fund shareholders and to certain other conditions prior to closing, including the receipt of an opinion as to the tax-free nature of the reorganization for the Fund, the Federated Fund and their respective shareholders by outside counsel for the Federated Fund. It is anticipated that the proxy statement/prospectus relating to the proposed reorganization will be mailed to shareholders in October 1996 and that the meeting of shareholders will be held in early December 1996. No sales charges would be imposed on the proposed reorganization.

     Federated Investors, a Pittsburgh based money management firm, was founded in 1955. Federated is a global investment manager with $90 billion in mutual fund assets under management or administration across more than 250 funds.


                  WHAT ARE THE FUND'S BROKERAGE COMMISSIONS?

The Manager places orders for the Fund's portfolio securities transactions. As the Fund's portfolio is exclusively composed of debt (rather than equity) securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. Most Fund transactions are with the issuer, or with major dealers acting for their own account and not as brokers. In effecting portfolio transactions the Fund seeks the most favorable net price consistent with the best execution. However, frequently the Fund selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the market and the desire of the Fund to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both. No brokerage is allocated for the sale of Fund shares. The Fund will not deal with affiliates of the Manager and Distributor in any transaction in which such affiliate acts as principal.

While it is not expected that the Fund will effect any transactions on an agency basis, if it does so the Manager will seek to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Manager. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Manager to supplement its own investment research activities and enables it to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Manager, the Manager receives a benefit, not capable of evaluation in dollar amounts.

The Manager has not entered into any formal or informal agreements with any broker-dealers, and it does not maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided the Manager, except as noted below. If it is believed to be in the best interests of the Fund, the Manager may place portfolio transactions with brokers who provide the types of services described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services. The Manager also serves as investment adviser for other mutual funds. To the extent that the Fund may pay a somewhat higher brokerage commission or somewhat higher price on a trade because such trade is executed by a broker-dealer which also provides research and statistical services, it is possible that said research and statistical services may also be of value to one of the other mutual funds. However, it is felt that this possibility of mutual benefit is not capable of measurement.

                        HOW CAN YOU INVEST IN THE FUND?

SBM Financial Services, Inc. (the "Distributor") and ARM Transfer Agency, Inc. (the "Shareholder Servicing Agent"), each a subsidiary of ARM, act as distributor and transfer agent, respectively, of the Fund's shares. Their address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

Shares of the Fund are offered for sale through the Distributor and through certain broker-dealers under contract with the Distributor. After you become a shareholder, you may buy additional shares by sending a check drawn to State Bond Tax Exempt Fund directly to the Fund's Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Orders for the purchase of shares will be executed at the offering price based upon the net asset value next determined after receipt and acceptance of the order by the Distributor or the Shareholder Servicing Agent. Orders for shares placed through broker-dealers will be executed at the offering price next determined after the receipt of the order by the broker-dealer, provided that the broker-dealer promptly transmits the order to the Distributor the same day. The broker-dealer is responsible for transmitting the purchase order to the Distributor. Shares will begin to earn dividends on the day when payment for such shares is received by the Fund or the Distributor. The Fund reserves the right to reject any order for the purchase of its shares. The minimum initial investment is $500 and subsequent investments must be in the amount of at least $50. The Fund reserves the right to change these minimum investments. The Fund will not be responsible for the consequences of delays in the banking or Federal Reserve wire systems.

          HOW IS THE OFFERING PRICE OF THE FUND'S SHARES DETERMINED?

The price you pay for shares of the Fund is the offering price, that is, the next determined net asset value of the shares plus the applicable sales charge.

Net asset value per share is determined as of the time of close of the New York Stock Exchange (generally 3:00 p.m. Central Time) on each day that the New York Stock Exchange is open for business. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding. In determining net asset value, the Fund utilizes the valuations of its portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than sixty days from the date of valuation at quoted bid prices or the yield equivalents when quotations are readily available. Such securities for which quotations are not readily available (which constitute a majority of the Fund's portfolio securities) are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers, and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Short-term holdings maturing in 60 days or less are valued at cost plus accrued interest which approximates market value.

                  HOW ARE THE FUND'S SALES CHARGES DETERMINED?

Sales charges are determined in accordance with the following schedule:

                                                                                         Regular Dealer
                                                                % of Net Amount         Discount as % of
                                       % of Offering Price          Invested             Offering Price
                                       -------------------          --------             --------------
Less than $50,000                             4.50%                  4.71%                   4.00%

$50,000 but less than $100,000                4.00%                  4.17%                   3.50%

$100,000 but less than $250,000               3.00%                  3.09%                   2.50%

$250,000 but less than $500,000               2.50%                  2.56%                   2.00%

$500,000 but less than $1,000,000             2.00%                  2.04%                   1.50%

$1,000,000 but less than $2,000,000           1.00%                  1.01%                   0.50%

$2,000,000 or more                            0.50%                  0.50%                   0.25%


The sales charge varies depending on the size of the purchase, the number of shares of the mutual funds in the State Bond Group you already own, whether you have entered into a Letter of Intent to purchase additional shares during a 13-month period, or any special purchase programs in effect. Complete details of how you may purchase shares at reduced sales charges under Volume Discounts, Rights of Accumulation or Letters of Intent are contained in the Statement of Additional Information and are available from your investment agent or dealer, or the Distributor.

Shares may be sold at net asset value without a sales charge to present and retired directors, present and retired officers, and present and retired employees (and their spouses and minor children) of the Fund, the other investment companies in the State Bond Group, and ARM and its subsidiaries.
Such sales also may be made to employee benefit plans for such persons. Also, shares may be sold at net asset value to sales representatives of the Distributor and registered representatives of broker-dealers who have signed dealer agreements with the Distributor for sale of the shares of the Fund (including employee benefit plans for such persons and their spouses and minor children). Shares may be sold to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate wherein such entity has discretionary investment authority at a maximum sales charge of 3% or such lesser sales charge as such account would otherwise qualify for under the Fund's sales charge schedule and the Volume Discount, Right of Accumulation, and Letter of Intent provisions. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

                        HOW CAN YOU "SELL" YOUR SHARES?

You may redeem your shares without charge at any time by writing to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. You will receive the net asset value per share next determined after receipt of your request in proper form by the Shareholder Servicing Agent. The written redemption request should identify the account number and be signed by the shareholder(s) exactly as the shares are registered. For share redemptions valued at $20,000 or more, your signature or signatures must be guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a bank or trust company, a savings association, a credit union, a broker, a dealer, a municipal securities broker or dealer, a government securities broker or dealer, or a representative of the Distributor. Further documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. If stock certificates have been issued for the shares that you wish to redeem, you must surrender the certificates in proper form, endorsed for transfer or accompanied by an endorsed stock power. For your protection, any certificates should be sent by registered mail.

Shares may also be redeemed through authorized dealers and through representatives of the Distributor. Requests for redemption received by the Shareholder Servicing Agent from authorized dealers or representatives of the Distributor prior to the close of the New York Stock Exchange will be executed at the net asset value per share determined at the close of the New York Stock Exchange on that day. Dealers and representatives are responsible for promptly submitting such redemption requests to the Shareholder Servicing Agent in order to obtain that day's closing price. Requests for redemption received by the Shareholder Servicing Agent from dealers or representatives of the Distributor after the close of the New York Stock Exchange will be executed at the net asset value determined at the close of the New York Stock Exchange on the next trading day.

A check for the proceeds of the redemption of your shares ordinarily will be mailed to you within seven calendar days after a redemption request is received in proper form. However, where shares purchased by means of an uncertified check are redeemed before the fifteenth day after purchase, proceeds will not be mailed until the check clears, which may be up to fifteen days after purchase. Proceeds of a redemption may be more or less than the cost of the shares when purchased. You will not receive dividends on shares which are redeemed from your account for the day that the redemption is effected.

Because of the relatively high cost of handling small accounts, the Fund reserves the right to redeem, upon not less than 30 days' written notice, the shares in an account which have a value of less than $500. You will be allowed to make additional investments prior to the date fixed for such a redemption to avoid liquidation of your account. Shares will not be involuntarily redeemed if the value of the shares drops below $500 due to market value changes.

Quick Redemption by Wire Transfer.

If you have elected the Quick Redemption service, you may request that the proceeds of a redemption of shares having a value of $5,000 or more be wired to your account at a commercial bank in the United States which is a member of the Federal Reserve System. This service is available only if you have designated such a bank in your Investment Application and no certificates have been issued for the shares to be redeemed. Redemption proceeds of less than $5,000 will not be wired, but instead will be mailed to the shareholder's address of record. A request for Quick Redemption may be made to the Shareholder Servicing Agent by mail at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069 or by telephone at (800) 328-4735. Each request must include your name and account number. There is currently a $10.00 charge for each wire transfer, which is deducted from the redemption proceeds. The fee is waived for banks for their fiduciary accounts. The Fund reserves the right to modify the Quick Redemption service at any time.


Quick Redemption requests received before the close of the New York Stock Exchange on a business day of the Fund will be effected at the net asset value determined on that day. Quick Redemption requests received after the close of the New York Stock Exchange will be effected at the net asset value determined on the next business day of the Fund. Proceeds sent by wire will be transmitted on the next business day after the day that the redemption is effected. Proceeds sent by mail will be transmitted within seven days of receipt of your request.

If your bank is not a member of the Federal Reserve System, Quick Redemption proceeds may be wired to a member bank which has a correspondent relationship with your bank, provided you designate such a correspondent bank in the Investment Application and note that your bank should be immediately advised of the wire transfer. The failure of a correspondent bank to notify your bank of the wire transfer immediately could delay the crediting of redemption proceeds to your bank.

The Fund is not liable for any loss arising from telephone redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

If you are already a Fund shareholder you may elect the Quick Redemption service or change a designation of a bank account for the Quick Redemption service by writing to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The designation must be signed by all of the registered owners of the Fund account, with signature(s) guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a bank or trust company, a savings association, a credit union, a broker, a dealer, a municipal securities broker or dealer, a government securities broker or dealer, or a representative of the Distributor.

Check Redemptions

You may elect to participate in the Fund's free Check Redemption service, which permits you to write checks payable to any person in amounts of $250 or more (but not more that $100,000), provided that you have an account balance of $5,000 or more. You may elect this service on the Investment Application or by later written request to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Shareholder Servicing Agent will supply you with blank checks which can be drawn on your account with the Fund. The checks will be paid from the redemption of shares in your account. When honoring a check presented for payment, the Shareholder Servicing Agent will cause the Fund to redeem exactly enough full and fractional shares in your account to cover the amount of the check. Shares for which certificates have been issued may not be redeemed by check. Check redemption is subject to bank rules and regulations governing checking accounts. Checks for less than $250 or more than $100,000 will be returned and a fee may be charged. If there are insufficient shares in your account to cover a check written under this service, the check will be returned marked "insufficient funds" and a return fee may be charged. Checks should not be used to close a Fund account because when the check is written you will not know the exact total value of the account on the day the check clears. Fund dividends and distributions continue to be earned until a check clears for payment. The Fund reserves the right to terminate or modify the Check Redemption service at any time upon written notice to the

Fund's shareholders.

How Can You Reinstate Your Investment?

If you redeem shares and then decide you should not have redeemed them, or that you prefer to shift your investment to one of the other mutual funds in the State Bond Group, you may, within 30 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales charge, your investment in shares of the Fund, or, if you held the shares redeemed for seven calendar days or longer before redemption, invest in shares of any of the other mutual funds (except the Cash Management Fund) in the State Bond Group. To make such an investment free of sales charges in shares of the State Bond Funds which have a higher sales charge than the Fund, you also must have held the shares of the Fund for six months or longer before their redemption. Your investment will be reinstated or made at the net asset value per share next determined after your request is received. You may use this privilege to reinstate an investment in the Fund only once.

Exercise of the Reinstatement Privilege does not alter the Federal income tax status of any capital gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

                  HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?

If you have been a shareholder for seven calendar days or more, you may exchange any or all of your investment for shares of the other mutual funds in the State Bond Group. Any exchange for shares of other mutual funds in the State Bond Group will be at the next determined respective net asset values after receipt of the request for exchange. Exchanges generally will be made without any sales charges; except that if, within six months of your investment in the Fund, you exchange for shares of any fund in the State Bond Group which has a higher sales charge, you must pay the difference in the sales charge applicable to the purchase of shares of the Fund and the higher sales charge applicable to the purchase of shares of such other fund. Exchanges of Fund shares are sales, and may result in a gain or loss for Federal income tax purposes. Before making an exchange, you should obtain and read the prospectus for the fund you are considering. The Fund reserves the right to terminate or modify the terms of this exchange privilege upon 60 days' notice to shareholders. The exchange privilege is only available in states in which the shares of the fund to be acquired are available for purchase.

Exchange requests may be made in writing, signed by all registered owners, to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Shares also may be exchanged by telephone by calling
(800) 328-4735, provided you have on file an Agreement for Exchange of Shares by Telephone (included on the Investment Application or available from the Shareholder Servicing Agent). Shares held by trustees of retirement plans may not be exchanged by telephone. During times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. In order to implement an exchange, you will need to provide the name in which your account is registered, your account number, such other personal identification information as the Fund may request, the dollar amount or share amount you wish to exchange, the name of the fund into which you wish to exchange and, if you already have an account with the fund into which you wish to exchange, the account registration and account number of such account.

The Fund is not liable for any loss arising from telephone exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

              HOW DOES THE FUND PAY DIVIDENDS AND DISTRIBUTIONS?

The Fund declares daily dividends on all outstanding shares (dividends are declared for the day on which shares are purchased but are not declared for redeemed shares on the day of redemption). A shareholder who redeems all of his of her Fund shares receives with the redemption proceeds the amount of all dividends declared for the month to and including the date of redemption of shares. Dividends in respect of all other redemptions are paid on the regular dividend payment date. Distributions from taxable net realized investment gains, if any, will generally be declared at least once each year.

What Are Your Dividend And Gain Distribution Options?

You may elect to:

1. Receive both dividends and gain distributions in additional shares of the Fund.

2. Receive dividends in cash and gain distributions in additional shares of the Fund.

3.    Receive both dividends and gain distributions in cash.

If no election is made, dividends from investment income and gain distributions will be reinvested and credited to your account as additional shares. Dividends and gain distributions reinvestments are made at net asset value. To change your election at any time, write to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

       WHAT IS THE TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS YOU RECEIVE?

The Fund has fulfilled, and intends to continue to fulfill, the requirements of the Internal Revenue Code of 1986, as amended (the "Code") which will enable it to designate distributions from the interest income generated by its investments in Tax Exempt Securities, which income is exempt from Federal income tax when received by the Fund, as "Exempt Interest Dividends." Shareholders receiving Exempt Interest Dividends will not be subject to Federal income tax on the amount of such dividends.

Distributions by the Fund of net interest income received from certain temporary investments and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Any distributions of net long-term capital gains will be taxed as such, regardless of how long you have held your shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Market discount recognized on taxable investments and Tax Exempt Securities is taxable as ordinary income.

Up to 20% of the assets of the Fund may be invested in securities which generate interest that is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT"). Moreover, all Exempt Interest Dividends received by corporate shareholders will be a component of "adjusted current earnings" for purposes of the corporate AMT. Individual and corporate taxpayers whose taxable income plus certain tax preference items less an exemption amount multiplied by the applicable alternative minimum tax rate exceeds regular individual or corporate income tax liability (with certain adjustments) are subject to AMT. Because AMT liability is dependent upon the regular tax liability and tax preference items of a specific taxpayer, investors should consult their tax advisers regarding the AMT consequences of an investment in the Fund.

In addition, shareholders who are or may become recipients of Social Security should be aware that exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount, if any, of social security benefits required to be included in gross income for federal and Minnesota personal income tax purposes.

The exemption from Federal income tax for distributions of interest income from Tax Exempt Securities which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisors in that regard.

Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gains or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any Exempt Interest Dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

In certain circumstances (such as the exercise of an exchange privilege), a load charge may not be taken into account in determining the gain or loss on the sale on redemption of shares in the Fund within 90 days of their acquisition. In such case, the load charge is treated as incurred with respect to the shares subsequently purchased.

Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.

Entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

Statements as to the tax status of dividends and distributions, and as to the portion thereof attributable to each state of the United States, will be mailed annually to shareholders. Shareholders should consult their own tax advisers with respect to their own tax situations, including with respect to any applicable state taxes applicable to an investment in the Fund.

                   WHAT IS THE FUND'S PLAN OF DISTRIBUTION?

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the terms of the Plan, the Fund pays the Distributor a monthly fee equivalent on an annual basis to .25 of 1% of the average daily net assets of the Fund. The fee may be used by the Distributor to (i) provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in connection with the sale of Fund shares and to pay for other advertising and promotional expenses in connection with the sale of Fund shares ("distribution expenses"), and (ii) to provide compensation to entities ("Service Entities") in connection with the provision of certain personal and account maintenance services to Fund shareholders including, but not limited to, responding to shareholder inquiries and providing information on their investments ("shareholder servicing expenses").

In the future, Service Entities may include banks and other depository institutions which, under the Glass Steagall Act and other applicable laws and regulations, currently are prohibited from engaging in the business of underwriting, selling or distributing certain types of securities. Such institutions will only be allowed to provide administration, shareholder service, and distribution assistance if the scope of the assistance is such that, in the opinion of the Distributor, it does not fall within the aforementioned prohibition.

          WHO ARE THE FUND'S FUND ACCOUNTING AGENT AND ITS CUSTODIAN?

Investors Fiduciary Trust Company ("IFTC") serves as the Fund's fund accounting agent, and in that capacity, maintains certain books and records pursuant to an agreement with the Fund. Its address is 127 West 10th Street, Kansas City, Missouri 64105. IFTC also serves as custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.

                      WHAT SERVICES DOES THE FUND OFFER?

Information about various shareholder services is included above under "How Can You `Sell' Your Shares?" In addition, the Fund also provides the following services:

What About Shareholder Information?

For general information about the Fund, call or write SBM Financial Services, Inc., 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Its telephone number is (800) 328-4735. For information about your account, call or write the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

What Reports Will You Receive From the Fund?

As a shareholder, you will receive the Fund's annual and semi-annual reports. You also will receive quarterly account statements confirming dividends paid by the Fund, transactions in your account and the current balance of shares you own.

Are Certificates Issued For Shares?

All shares will be issued as book credits by the Shareholder Servicing Agent. Certificates will not be issued. Any existing certificates may be sent to the Shareholder Servicing Agent to be transferred in your account to book credits.

Other Services

Pre-Authorized Payments enable you to purchase Fund shares by authorizing your bank to make regular payments from your bank account in fixed amounts.

Payments at regular intervals can be made to you from your Fund account under the Automatic Cash Withdrawal Plan if you own or purchase shares held as book credits worth $5,000 or more.

Further information on these services and others is available by contacting the Distributor.

             GENERAL INFORMATION ABOUT STATE BOND TAX EXEMPT FUND

State Bond Tax Exempt Fund is an investment portfolio of State Bond Municipal Funds, Inc., a diversified open-end investment company, or mutual fund, incorporated in Maryland on April 23, 1982. The Fund has only one class of capital stock, common shares par value $.00001 per share. Each outstanding share has one vote and an equal right to dividends and distributions, if any. All shares have noncumulative voting rights for the election of directors. Each share is fully paid and nonassessable, and each is freely transferable.

                            INVESTMENT PERFORMANCE

Advertisements and other sales literature for the Fund may refer to "yield," "tax equivalent yield," "average annual total return," "cumulative total return" or data concerning the Fund's performance since its inception. When the Fund advertises yield, it also will advertise its average annual total return for the most recent one year, five year, and ten year periods.

When the advertised yield of the Fund is characterized as the "SEC 30-day yield," it will be based upon a 30-day period stated in the advertisement and calculated in accordance with a standardized method promulgated by regulations of the Securities and Exchange Commission. Such yield is calculated by dividing the net investment income per share (as defined in such regulations) earned during the period by the maximum offering price per share on the last day of the period. Maximum offering price includes the maximum sales charge and any other nonrecurring charges. The result is then annualized using a formula that provides for semi-annual compounding of income. The tax-equivalent yield is calculated based on the Fund's yield, except that the yield is increased by using a stated income tax to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Fund's yield.

Average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period with dividend and capital gain distributions treated as reinvested. In calculating the average annual total return and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions during the period are assumed to be reinvested.

The Fund may from time to time compare its investment results to various unmanaged indices or other mutual funds in reports to shareholders, sales literature, and advertisements. This may include comparisons of relative performance based upon data provided by services such as Lipper Analytical Services, Incorporated. The results may be calculated on a total return and/or yield basis for various periods, with or without sales charges. Results without a sales charge will be higher. Total returns assume the reinvestment of all dividends and capital gain distributions. The Fund also may refer to publications which have mentioned the Fund, its Manager, or their personnel.

For additional information regarding the calculation of the Fund's yield, tax equivalent yield and total return, see "Calculation of Performance Data" in the Statement of Additional Information.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Fund's investment performance during the year ended June 30, 1996, was primarily affected by changes in interest rates and the investment decisions related to those changes. During the fiscal year ended June 30, 1996, the Federal Reserve reversed its position of the previous year and became accommodative with reductions of .25% to the Federal Fund's rate in July 1995, December 1995, and January 1996. With these decreases, the 30 year Treasury Bond yield, which began the fiscal year at 6.6%, decreased to below 6.0% in December 1995. However, economic activity began to increase during the first quarter of 1996, and continued through June. This economic strength resulted in the 30 year Treasury Bond yield increasing to the 6.9% level at June 30, 1996.

Due to the declining interest rate levels of the third and fourth quarters of 1995, the Fund attempted to hold its higher yielding quality bonds and did little trading. With the increased interest rates experienced in the second quarter of 1996, the Fund did some trading of bonds, purchasing issues having maturities of 15 to 25 years. These purchased bonds extended the portfolio's duration, but more importantly, produced higher yields for the Fund's shareholders.

The Fund continued its practice of maintaining a conservative, high quality investment portfolio by limiting its investments to only A-rated or higher securities, and selling any securities that receive a downgrade to a rating below the A quality level. This resulted in the Fund's portfolio having a weighted average quality of AA at the conclusion of the fiscal year ended June 30, 1996.

The Fund's average annual total return for the period ended June 30, 1996 (including the effects of the one time sales charge) was as follows:

One Year         ............      0.77%
Five Year        ............      5.79%
Ten Year         ............      7.05%
Life of Fund     ............      8.17%

Past performance is not predictive of future performance.

     The following chart compares the performance of a hypothetical $10,000 investment in the Fund for the fiscal years ended 1987-1996 to the performance of an investment in the Lehman Brothers Municipal Bond Index (the "Index"). The information in the chart assumes that the maximum current sales charge was paid upon acquisition of the Fund shares and reflects all expenses during the period covered. The information in the chart regarding the performance of the hypothetical investment in the Index assumes that no sales charge was paid upon an investment in the Index and that there were no expenses associated with an investment in the Index.


Year             1987     1988     1989     1990     1991     1992     1993     1994     1995     1996
Fund            $10,185  $10,948  $12,398  $13,137  $14,239  $15,689  $17,148  $17,414  $18,726  $19,763
 Performance

Index           $12,789  $13,738  $15,303  $16,345  $17,818  $19,915  $22,297  $22,335  $24,305  $25,918
 Performance

     [GRAPH APPEARS HERE]

     All performance data and figures are based upon past performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The above performance data for the Fund assumes the applicability of the current maximum sales charge and does not include adjustments for expenses which have changed during the periods reflected. The performance of the Fund is affected by the imposition of the Rule 12b-1 plan, effective November 1, 1991, under which Fund assets are used to pay distribution and account servicing costs. See "What Is The Plan of Distribution?" above.

     NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR SBM FINANCIAL SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN A STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

100 North Minnesota Street
P.O. Box 69
New Ulm, Minnesota 56073-0069.

                      STATEMENT OF ADDITIONAL INFORMATION

                               November 1, 1996

                          STATE BOND TAX EXEMPT FUND
                          100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                          Telephone No. (507) 354-2144

     This Statement of Additional Information supplements the information contained in the current Prospectus of State Bond Tax Exempt Fund, (the "Fund") dated November 1, 1996. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus, which may be obtained by contacting the Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?..... 2
CALCULATION OF PERFORMANCE DATA..................................... 5
WHAT ARE THE FUND'S INVESTMENT LIMITATIONS?......................... 8
WHO MANAGES THE FUND?............................................... 9
THE MANAGER........................................................ 13
MANAGEMENT AGREEMENT AND EXPENSES.................................. 14
TRANSFER AGENT..................................................... 15
PLAN OF DISTRIBUTION............................................... 15
CUSTODIAN.......................................................... 17
INDEPENDENT AUDITORS............................................... 17
PORTFOLIO TRANSACTIONS............................................. 17
PURCHASE OF SHARES................................................. 18
HOW IS THE OFFERING PRICE DETERMINED?.............................. 19
HOW ARE SHARES DISTRIBUTED?........................................ 19
HOW CAN YOU "SELL" YOUR SHARES?.................................... 20
HOW IS NET ASSET VALUE PER SHARE DETERMINED?....................... 20
WHAT IS THE TAX STATUS OF THE FUND?................................ 20
WILL THE FUND WITHHOLD TAXES ON DISTRIBUTIONS?..................... 20
GENERAL INFORMATION................................................ 21
ACCOUNTANTS' REPORT................................................ 22
FINANCIAL STATEMENTS............................................... 23
APPENDIX A........................................................ A-1



     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS DATED NOVEMBER 1, 1996, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

        WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?

     The Fund seeks to maximize current income exempt from federal income taxes to the extent consistent with preservation of capital, with consideration given to the opportunity for capital gain. In pursuing its goals, the Fund invests at least 80% of the value of its assets in securities of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income taxes ("Tax Exempt Securities").

     The Tax Exempt Securities in which the Fund invests primarily consist of a diversified portfolio of bonds rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's") or rated AAA, AA, A, or BBB by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), notes rated MIG-1, MIG-2, MIG-3 or MIG-4 by Moody's or SP-1, SP-2 or Sp-3 by S&P, and commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. The Fund will under no circumstances invest more than 25% of its assets in securities not rated at the time of purchase within the grades referred to above.

     The Fund may, however, invest in Tax Exempt Securities which are not rated if, in the judgment of ARM Capital Advisors, Inc. the Fund's investment manager (the "Manager"), the securities are of comparable quality to the rated securities in which the Fund may invest. In determining suitability of investment in an unrated security, the Manager will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

     As a matter of fundamental policy, at least 80% of the value of the Fund's assets will be invested in Tax Exempt Securities. Up to 20% of the assets of the Fund may generate interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

     In addition, while the Fund attempts, under normal market conditions, to invest 100% of the value of its assets in Tax Exempt Securities, the Fund temporarily may invest up to 20% of the value of its assets in taxable obligations (i) when the Manager believes abnormal market conditions dictate a temporary defensive posture in taxable obligations; (ii) pending investment of proceeds of sales of shares or reinvestment of proceeds of sales of portfolio securities; or (iii) to meet redemptions of shares by investors. The taxable obligations in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities; other debt securities rated within the two highest grades by either Moody's or S&P (or if unrated, of comparable quality in the opinion of the Manager); commercial paper rated in the two highest grades by either of such rating services (or of comparable quality); certificates of deposits, letters of credit and bankers' acceptances of domestic banks and savings institutions having total assets over one billion dollars or certificates of deposit of other domestic banks or savings institutions which are fully insured by the Federal Deposit Insurance Corporation; and repurchase agreements with respect to any of the foregoing investments or Tax Exempt Securities which qualify for investment by the Fund. The Fund may also hold its assets in cash.

     A description of the grades of Tax Exempt Securities, debt securities, and commercial paper in which the Fund may invest is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality.

Tax Exempt Securities.
---------------------

     The Tax Exempt Securities in which the Fund invests consist of bonds, notes, and commercial paper issued by states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities.

     Bonds are debt obligations issued to obtain funds for various public purposes, such as the construction or improvement of public facilities including airports, highways, hospitals, housing, nursing homes, parks, public buildings, recreational facilities, school facilities, and sewer and water works. Other public purposes for which bonds may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and fire fighting equipment, or any authorized corporate purpose of the issuer, except the payment of current expenses. Notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. Notes are frequently issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings. Short-term, unsecured commercial paper is often used to finance seasonal working capital needs or to provide interim construction financing.

     In addition, certain types of securities (generally referred to as "private activity bonds") may be issued by or on behalf of public authorities to finance privately operated pollution control facilities, certain local water supply, gas, electricity or waste disposal facilities, and the construction or improvement of certain other privately operated facilities.

     Tax Exempt Securities may also be classified into two types of obligations: general obligation and limited obligation (or revenue) securities. General obligation securities involve the pledge of the full faith and credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation (revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, such
as the user of the facility.   Private activity bonds are in most cases limited
obligation bonds payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is therefore usually directly related to the credit standing of the user of the facility (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).

     Like all debt obligations, Tax Exempt Securities are subject to credit risk and market risk. Credit risk relates to the issuer's ability to make timely payments of principal and interest. Market risk relates to the changes in market values that occur as a result of variations in the level of prevailing interest rates, yield relationships and other factors in the tax exempt securities market. Generally, higher quality tax exempt securities will provide a lower yield than lower quality tax exempt securities of similar maturity and are subject to lesser credit risks than lower quality tax exempt securities. Furthermore, for any given change in the level of interest rates, prices tend to fluctuate less for higher quality issues than for lower quality issues, and more for longer maturity issues than for shorter maturity issues.

     For the purpose of the Fund's investment restrictions, the identification of the "issuer" of Tax Exempt Securities which are not general obligation bonds is made by the Fund's Manager on the basis of characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such securities. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Tax Exempt Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax Exempt Securities for investment by the Fund would be reduced, and the value of the Fund's portfolio may be affected. In such event, the Fund may re-evaluate its investment goals, policies, and limitations.

Fixed-Income Securities
-----------------------

     Although the Manager seeks to manage the Fund with a view toward reducing the price volatility of its portfolio, it can be expected that the net asset value of the Fund will change with changes in the value of its portfolio securities. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline.

     Interest rate fluctuations may affect payment expectations on fixed-income securities. For example, certain municipal obligations may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would likely have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a municipal obligation's value will decrease in a rising interest rate market, resulting in a decrease in the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its portfolio securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

High-Yield Securities
---------------------

     The Fund currently does not invest in securities rated below A by S&P or Moody's, and has no current intention of investing in such securities. The Fund is not, however, prohibited by any fundamental policy from investing in such securities.

     Securities rated BB or B by S&P or Ba or B by Moody's (or equivalently rated by another nationally recognized statistical rating organization) are below investment grade and generally will involve more credit risk than securities in the higher rating categories. Such bonds are commonly known as "junk" bonds. In some cases such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the holder's ability to receive payments or to recover full principal when senior securities are in default. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the Fund did acquire any such securities, upon any default, the Fund could incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding.

     In addition, lower rated securities may be thinly traded, which may have an adverse impact on market price and the ability of the holder to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. A thinly traded market also may interfere with the ability of the holder to accurately value high-yield securities and, consequently, value the Fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield securities, especially in a thinly traded market.

     Yields on high-yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or developments affecting the issuer. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and, to the extent the Fund acquires such securities, the Fund's asset value.

Portfolio Turnover
------------------

          Portfolio transactions will be undertaken principally to accomplish the Fund's goals in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its goals. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of Tax Exempt Securities or changes in the investment objectives of investors.

          The Fund's investment policies may lead to frequent changes in investment, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, including Tax Exempt Securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate was 16% for the Fund's fiscal year ended June 30, 1996.

                        CALCULATION OF PERFORMANCE DATA

          Advertisements and other sales literature for the Fund may quote "SEC 30-day yield," "tax-equivalent yield," and "total return" data. Such performance data is computed on a standardized basis pursuant to formulas established by the rules and regulations of the Securities and Exchange Commission.

SEC 30-Day Yield
----------------

          The Fund's SEC 30-day yield for the 30-day period ended June 30, 1996 was 4.65%. Such yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                           6
         YIELD = 2[(a-b +1) -1]
                    ---
                    cd

Where:     a = dividends and interest earned during the period;

           b = expenses accrued for the period (net of reimbursements);

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

           d = the maximum offering price per share on the last day of the period.

Tax Equivalent Yield
--------------------

     The Fund's tax equivalent yield for the 30-day period ended June 30, 1996 was 7.41%. The Fund calculates its tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to the Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

     The Fund's tax equivalent yield is calculated according to the following formula:

     Tax Equivalent Yield = Yield
                            ------
                            1-.396


Average Annual Total Return
---------------------------

     The Fund's average total annual return over the one, five, and ten-year periods ended June 30, 1996 were as follows:

                       One Year        Five Years        Ten Years
                       --------        ----------        ---------
     Average Annual
     Total Return        0.77%            5.79%            7.05%

     The average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)/n/ = EVR

          Where:     P  =  a hypothetical initial payment of $1,000;

                     T  =  average annual total return;

                     n  =  number of years; and

                    ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Cumulative Total Return
-----------------------

     Cumulative total return is computed by finding the cumulative compound rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeeming value, according to the following formula:

                              CTR = ERV - P X 100
                                    -------
                                       P

Where:    CTR = Cumulative total return

          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of period.

          P   = initial payment of $1,000

     This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Other Yields
------------

     Current and effective yields of the Fund, not calculated in accordance with the guidelines of the SEC as explained above, also may be quoted in reports and sales literature. Non-SEC current yield is computed based upon a recent seven-calendar-day period by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return, and multiplying the base period return by 365/7. Non-SEC effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The Fund's non-SEC yield quotation may be inclusive or exclusive of taxable income, if any, as indicated in such quotation. The Fund's non-SEC yield may fluctuate daily depending upon such factors as market conditions, the composition of the Fund's portfolio, and operating expenses. Therefore, the Fund's non-SEC yield in the future may be higher or lower than its past non-SEC yields and there can be no assurance that historical yields will continue. That the Fund's non-SEC current yield will fluctuate and that shareholders' principal is not guaranteed or insured should be taken into account when comparing the yield on an investment in Fund shares with yields on fixed-yield investments, such as insured savings accounts. These factors and possible differences in the methods used in calculating non-SEC yield should be considered when comparing the Fund's non-SEC current yield to non-SEC yields published for other investment companies and other investment vehicles. Yield also should be considered relative to changes in the value of the Fund's shares and the Fund's investment goals and policies.

                  WHAT ARE THE FUND'S INVESTMENT LIMITATIONS?

     Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of its outstanding voting securities, the Fund may not:

1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 10% of the value of the total assets of the Fund; provided, that borrowings in excess of 5% of such value will be only from banks, and the Fund will not purchase additional portfolio securities while its borrowings exceed 5%;

2.   Underwrite the securities of other issuers;

3. As to 100% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any one issuer, except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities;

4.   Buy or hold any real estate or real estate investment trust securities;

5. Buy or hold any commodity or commodity futures contracts, or any oil, gas or mineral exploration or development program;

6. Make loans except to the extent that the purchase of notes, bonds or debt obligations or the entry into repurchase agreements may be considered loans;

7. Mortgage or pledge any of its assets, except to the extent, up to a maximum of 10% of the value of its total assets, necessary to secure borrowings permitted by paragraph 1;

8.   Buy securities on "margin" or make "short" sales of securities;

9.   Write or purchase put or call options;

10. Buy securities which have legal or contractual restrictions on resale, except in connection with repurchase agreements; or

11. Buy securities of any issuer for the purpose of exercising control or management; or buy securities issued by any other investment company, except in connection with a merger, consolidation, acquisition or reorganization.

12. Except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), issue any senior securities (as defined in the 1940 Act).

     If a percentage restriction described above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of net assets of the Fund will not be considered a violation of any of those restrictions. During the past fiscal year the Fund did not borrow any money, and the Fund has no current intention of borrowing in the foreseeable future.

     Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             WHO MANAGES THE FUND?

     Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Unless otherwise indicated, their addresses are 515 W. Market Street, Louisville, Kentucky.


Name, Age and Address      Position with the Fund   Other Business Activities in Past 5
---------------------      ----------------------   -----------------------------------
                                                    Years
                                                    -----
William B. Faulkner (68)   Director                 President, William Faulkner &
240 East Plato Blvd.                                Associates, business and institutional
St. Paul, Minnesota 55107                           adviser since 1986; Consultant to
                                                    American Hoist & Derrick Company,
                                                    construction equipment manufacturer,
                                                    from 1986 to 1989; prior thereto, Vice
                                                    President and Assistant to the President,
                                                    American Hoist & Derrick Company.
                                                    Director of the other mutual funds in
                                                    the State Bond Group


Name, Age and Address          Position with the Fund   Other Business Activities in Past 5
---------------------          ----------------------   -----------------------------------
Chris L. Mahai (40)            Director                 Senior Vice President, Strategic
425 Portland Avenue                                     Integration Unit, Star Tribune/Cowles
Minneapolis, Minnesota 55488                            Media Company, since August 1995;
                                                        Vice President, Marketing Director,
                                                        Star Tribune, since September 1992;
                                                        from 1990 to 1992, self-employed
                                                        consultant, marketing services; prior
                                                        thereto, Senior Vice President of
                                                        Corporate Relations and marketing,
                                                        First Bank System, Inc.  Director of the
                                                        other mutual funds in the State Bond
                                                        Group


John R. Lindholm (47)*         Director                 President of Integrity Life Insurance
                                                        Company ("Integrity") and Vice
                                                        President-Chief Marketing Officer of
                                                        National Integrity Life Insurance
                                                        Company ("National Integrity") since
                                                        November 26, 1993; Executive Vice
                                                        President-Chief Marketing Officer of
                                                        ARM Financial Group, Inc. since July
                                                        27, 1993; since March 1992 Chief
                                                        Marketing Officer of Analytical Risk
                                                        Management, L.P.; from June 1990 to
                                                        February 1992, Chief Marketing
                                                        Officer and a Managing Director of the
                                                        ICH Capital Management Group, ICH
                                                        Corporation, Louisville, Kentucky;
                                                        prior thereto, Chief Marketing Officer
                                                        and Managing Director for Capital
                                                        Holding Corporation's Accumulation
                                                        and Investment Group.  Director of the
                                                        other mutual funds in the State Bond
                                                        Group and of The Legends Fund, Inc.


Name, Age and Address           Position with the Fund     Other Business Activities in Past 5 Years
---------------------           ----------------------     -----------------------------------------
John Katz (57)                  Director                   Investment banker since January 1991;
10 Hemlock Road                                            Chairman and Chief Executive Officer,
Hartsdale, NY                                              Sam's Restaurant Group, Inc. (a
                                                           restaurant holding company), from June
                                                           1991 to August 1992; Executive Vice
                                                           President (from January 1989 to January
                                                           1991) and Senior Vice President (from
                                                           December 1985 to January 1989),
                                                           Equitable Investment Corporation (an
                                                           indirect wholly-owned subsidiary of The
                                                           Equitable Life Assurance Society of the
                                                           United States, through which it owns and
                                                           manages its investment operations).
                                                           Director of the other mutual funds in the
                                                           State Bond Group and of The Legends
                                                           Fund, Inc.

Theodore S. Rosky (58)          Director                   Retired since April 1992; Executive Vice
2304 Speed Avenue                                          President, Capital Holding Corporation
Louisville, KY                                             (from December 1991 to April 1992);
                                                           prior thereto, Executive Vice President
                                                           and Chief Financial Officer, Capital
                                                           Holding Corporation.  Director of the
                                                           other mutual funds in the State Bond
                                                           Group and of The Legends Fund, Inc.

Dale C. Bauman (59)             President                  Vice President and Sales Manager, SBM
8400 Normandale Lake Blvd.                                 Financial Services, Inc., since June 1992;
Suite 1150                                                 prior thereto, Vice President and
Minneapolis, Minnesota 55437                               Division  Manager, SBM Financial
                                                           Services, Inc.,  1980 to June 1992.
                                                           President of the other mutual funds in the
                                                           State Bond Group.

Keith O. Martens (57)           Vice President             Senior Portfolio Manager, ARM Capital
200 Park Avenue, 20th Floor                                Advisors, Inc. since June 14, 1995;
New York, New York 10166                                   Executive Vice President - Investments,
                                                           SBM Company; Vice President State
                                                           Bond and Mortgage Life Insurance
                                                           Company and SBM Certificate
                                                           Company.  Vice President of the other
                                                           mutual funds in the State Bond Group.


Name, Age and Address           Position with the Fund     Other Business Activities in Past 5 Years
---------------------           ----------------------     -----------------------------------------
Barry G. Ward (35)              Controller                 Controller of ARM Financial Group, Inc.
                                                           since April 1996.  From October 1993 to
                                                           April 1996, Mr. Ward was directly
                                                           responsible for the Company's financial
                                                           reporting function.  From January 1989
                                                           to October 1993,  Mr. Ward served in
                                                           various positions within Ernst & Young
                                                           LLP's Insurance Industry Accounting and
                                                           Auditing Practice, the last of which was
                                                           Manager.  Controller of the other mutual
                                                           funds in the State Bond Group and of
                                                           The Legends Fund, Inc.

Kevin L. Howard (32)            Vice President and         Assistant General Counsel of ARM
                                Secretary                  Financial Group, Inc. since January 31,
                                                           1994; Assistant General Counsel of
                                                           Capital Holding Corporation from April
                                                           1992 to January 1994; Attorney,
                                                           Greenebaum Doll & McDonald, 1989 to
                                                           April 1992.  Vice President and Secretary
                                                           of the other mutual funds in the State
                                                           Bond Group and Secretary of The
                                                           Legends Fund, Inc.

Peter S. Resnik (35)            Treasurer                  Treasurer of ARM Financial Group, Inc.,
                                                           Integrity and National Integrity since
                                                           December 1993; employed in various
                                                           financial and operational capacities by
                                                           Analytical Risk Management Ltd. since
                                                           December 14, 1992; Assistant Vice
                                                           President of the Commonwealth Life
                                                           Insurance Company subsidiary of Capital
                                                           Holding Corporation from 1986 to
                                                           December 1992.  Treasurer of the other
                                                           mutual funds in the State Bond Group
                                                           and of The Legends Fund, Inc.

Pamela R. Freeman (29)          Assistant Secretary        Financial Analyst with ARM Financial
                                                           Group, Inc. since October 1993; Senior
                                                           Accountant and various other capacities
                                                           with Ernst & Young LLP from 1989 to
                                                           September 1993.


Name, Age and Address      Position with the Fund      Other Business Activities in Past 5 Years
---------------------      ----------------------      -----------------------------------------


-------------
*       Mr. Lindholm is an interested person, as defined in the 1940 Act, by virtue of his positions with ARM Financial Group, Inc.


     Directors of the Fund (including former Directors) received aggregate remuneration of $5,716 during the Fund's fiscal year ended June 30, 1996. Directors and officers of the Fund as a group owned directly or indirectly 1,227 shares, or 0.02%, of the Fund's capital stock at June 30, 1996.

      The following table sets forth, for the fiscal year ended June 30, 1996, compensation paid by the Fund to the non-interested Directors and, for the 1995 calendar year, the aggregate compensation paid by the six funds in the State Bond Group of mutual funds to the non-interested Directors. Directors who are interested persons, as defined in the 1940 Act, received no compensation from the Fund.

                                                      Total Compensation
                                Aggregate             from State Bond
                                Compensation          Group of Mutual
Name of Director                from Fund (a)         Funds and The
----------------                -------------         Legends Fund, Inc.(b)
                                                      ---------------------

William B. Faulkner             $1,336                $5,778

Patrick Finley*                 $  222                $3,096

Arthur Gartland*                $  150                $6,900

John Katz                       $1,336                $9,264

Chris L. Mahai                  $1,336                $3,528

Theodore S. Rosky               $1,336                $9,264

____________________
(a) There were no pension or retirement benefits accrued for any of the named persons by any of the funds.

(b) Messrs. Faulkner, Katz and Rosky are directors of The Legends Fund, Inc., a mutual fund which is advised by the Manager, the compensation from which is included in the above amounts of total compensation.

* Messrs. Finley and Gartland resigned as Directors in January 1996 and November 1995, respectively.

                                  THE MANAGER

     ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166. The predecessor to the Manager was SBM Company, which served as manager of the Fund from the Fund's inception until June 13, 1995. The Manager assumed management of the Fund on June 14, 1995, effective for accounting purposes as of June 1, 1995, following the acquisition of substantially all of the business operations of SBM Company by ARM.

     The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $5.9 billion.

     The Manager is also manager of the other mutual funds in the State Bond Group of mutual funds: State Bond Cash Management Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Minnesota Tax-Free Income Fund, and State Bond U.S. Government and Agency Securities Fund.

                       MANAGEMENT AGREEMENT AND EXPENSES

     Under the Investment Advisory and Management Agreement (the "Agreement"), dated June 14, 1995, subject to the control of the Board of Directors, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all the compensation of the directors of the Fund who are employees of the Manager and of the officers and employees of the Fund.

     The Fund pays the Manager a management fee for its services, calculated daily and payable monthly, equal to an annual fee of .5 of 1% of the average daily net assets of the Fund. The Manager received a management fee of $407,880 during the fiscal year ended June 30, 1996, and a management fee of $35,996 for the period June 1, 1995, the effective date for accounting purposes on which the Manager commenced its duties as the Fund's investment adviser, through June 30, 1995. The predecessor to the Manager, SBM Company, was paid the following amounts by the Fund as a management fee during its fiscal years ended June 30, 1995 and 1994, respectively: $369,459; and $408,475. The Manager has voluntarily undertaken, and SBM Company previously voluntarily undertook, to reimburse the Fund for any expenses incurred by it in excess of 1% of average daily net assets, despite the fact that higher expenses may be permitted by state law. No reimbursements by SBM Company or the Manager were required for the Fund's fiscal years ended June 30, 1996, 1995, and 1994.

     The Fund pays all its expenses other than those assumed by the Manager, including the investment advisory and management fee; the charges of custodians, transfer agents, accounting services agents and other agents; bookkeeping, recordkeeping and Fund portfolio and share pricing expenses; expenses of issue, repurchase and redemption of shares; the expenses of registering and qualifying shares for sale; the cost of reports by SBM Company or the Manager and notices to shareholders; costs of shareholder and other meetings of the Fund; travel expenses of officers, directors, and employees of the Fund; the expenses of preparing, setting in print, printing, and distributing prospectuses and Statements of Additional Information, if any, to existing shareholders; outside auditing and legal fees; interest, taxes, and governmental fees; expenses incurred in connection with membership in investment company organizations; brokerage commissions; the fees of independent directors and the salaries of any officers or employees who are not affiliated with the Manager; its pro rata portion of the premiums on any fidelity bond and insurance covering the Fund, and general corporate fees and expenses.

     Under the regulations of various states in which the Fund's shares are qualified for sale, the amount of annual expenses which the Fund may pay are limited to certain percentages of its average net assets. The most stringent of such requirements limits such expenses, with certain limited categories of expenses excepted, to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.

     The Agreement may be terminated at any time on 60 days' written notice by the Board of Directors, or by vote of a majority of the outstanding shares or by the Manager. The Agreement will terminate automatically upon assignment. The Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of the majority of the outstanding voting shares of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

Accounting Services Agreement
-----------------------------

     Prior to June 1, 1995 SBM Company also acted as the accounting services agent for the Fund pursuant to a separate agreement. Under this agreement, SBM Company was paid a fee for keeping current the books, accounts, records, journals, and other records of original entry relating to the business of the Fund. The Manager received $0 and $1,125, respectively, from the Fund for accounting services the Manager provided for the fiscal year ended June 30, 1996 and for the period June 1, 1995 to June 14, 1995. SBM Company, as the Fund's previous accounting services agent, received the following amounts from the Fund for its fiscal years ended June 30, 1995, and 1994, respectively: $24,750; and $27,000.

                                TRANSFER AGENT

     ARM Transfer Agency, Inc. acts as the transfer and dividend disbursing agent for the Fund pursuant to an agreement with the Fund and is compensated on a transactional basis under a schedule approved by the Fund's Board of Directors. The transfer agent maintains shareholders lists, processes requested account registration changes and stock certificate issuance and redemption requests, administers withdrawal plans, administers mailing and tabulation of Fund proxy solicitations, and administers payment of distributions declared by the Fund. ARM Transfer Agency, Inc. received $16,939 in transfer agency fees from the Fund for the fiscal year ended June 30, 1996. SBM Financial Services, Inc. served as the Fund's transfer agent for the period June 1, 1995 to June
30, 1995 and for the period July 1, 1995 to January 31, 1996, and received $3,135 and $14,522 in transfer agency fees for such periods, respectively. SBM Company served as the Fund's previous transfer agent, for which it received the following amounts from the Fund for the fiscal years ended June 30, 1995, and 1994, respectively: $27,965; and $32,300.

                             PLAN OF DISTRIBUTION

     The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which the Fund pays certain expenses of distribution of the Fund's shares and shareholder servicing, as described below.

     SBM Financial Services, Inc. (the "Distributor"), a subsidiary of ARM, acts as distributor of the shares of the Fund and of the other mutual funds in the State Bond Group. Under the Plan the Fund pays to the Distributor a fee to be used to compensate those who provide administration, shareholder service, and distribution assistance and to pay other expenses of selling Fund shares. The Distributor receives a monthly fee equivalent on an annual basis to .25 of 1% of the average daily net assets of the Fund. A portion of the fee may be used for advertising and promotional expenses including, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses of the Distributor related to the distribution of Fund shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other person who provides support services in connection with the distribution of Fund shares, including travel, entertainment, and telephone expenses.

     During the fiscal year ended June 30, 1996, the Distributor received $204,057 in such fees. The Distributor used these fees to cover the following expenses: compensation of sales personnel - $155,082; compensation of marketing and sales administration personnel - $44,238; marketing materials - $8,967; and promotion and travel - $5,923.

     The arrangements under which the Fund compensates, indirectly, those who provide administration, shareholder service, and distribution assistance, as described above, are set forth in the Plan. The Plan provides:

     (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by the Board of Directors and by the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan;

     (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

     (iii) That it may be terminated at any time by vote of a majority of the members of the Board of Directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting shares of the Fund.

     The Plan provides that it may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the Plan must be approved by the Fund's Board of Directors and holders of a majority of the Fund's outstanding shares. The Fund may implement the Plan only if the selection and nomination of the Fund's disinterested directors are committed to the discretion of the Fund's existing disinterested directors. Under the terms of Rule 12b-1, the Fund must preserve copies of any plan, agreement or report made pursuant to the Rule for a period of not less than six years from the date of such plan, agreement or report, the first two years in an easily accessible place.

                                   CUSTODIAN

     Investors Fiduciary Trust Company serves as custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.


                             INDEPENDENT AUDITORS

     Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, independent auditors, have been selected as auditors of the Fund and issue a report on the Fund's financial statements.

                            PORTFOLIO TRANSACTIONS

     As the Fund's portfolio is exclusively composed of debt (rather than equity) securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. Most Fund transactions are with the issuer, or with major dealers acting for their own account and not as brokers. In effecting portfolio transactions the Fund seeks the most favorable net price consistent with the best execution. However, frequently the Fund selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the market and the desire of the Fund to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both. No brokerage is allocated for the sale of Fund shares.

     While it is not expected that the Fund will effect any transactions on an agency basis, if it does so the Manager will seek to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Manager. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Manager to supplement its own investment research activities and enables it to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Manager, the Manager receives a benefit, not capable of evaluation in dollar amounts.

     The Manager has not entered into any formal or informal agreements with any broker-dealers, and it does not maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided the Manager, except as noted below. If it is believed to be in the best interests of the Fund, the Manager may place portfolio transactions with brokers who provide the types of services described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services. The Manager also serves as investment adviser for other mutual funds. To the extent that the Fund may pay a somewhat higher brokerage commission or somewhat higher price on a trade because such trade is executed by a broker-dealer which also provides research and statistical services, it is possible that said research and statistical services may also be of value to one of the other mutual funds. However, it is felt that this possibility of mutual benefit is not capable of measurement.

     No brokerage commissions were paid by the Fund in any of the fiscal years ended June 30, 1996, 1995 and 1994.

                              PURCHASE OF SHARES

What Reductions Are Provided?
-----------------------------

     Volume Discounts are provided if the total amount being invested in shares of the Fund alone, or in any combination of shares of the Fund and the other funds in the State Bond Group having a sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

     The Right of Accumulation allows you to combine the amount being invested in shares of the Fund and the other mutual funds in the State Bond Group having a sales charge with the total net asset value of shares of those mutual funds already owned and the total net asset value of shares you own of State Bond Tax Exempt Fund which were acquired through an exchange of shares of another mutual fund in the State Bond Group to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of State Bond Tax Exempt Fund acquired in an exchange, will be taken into account in orders placed, however, only if the Distributor is notified by you or your dealer of the amount owned at the time your purchase is made and is furnished sufficient information to permit confirmation.

     The schedule of sales charges is also applicable to the aggregate amount of purchases made by a single person within a period of 13 months pursuant to a written Purchase Intention and Price Agreement (the "Letter of Intent"), a form of which is available from the Distributor. The Letter of Intent provides for a price adjustment applicable to the amount of intended purchases specified in the Letter of Intent based upon the amount of purchases specified plus the total net asset value of the shares of the other mutual funds in the State Bond Group already owned that have a sales charge and the total net asset value of the shares owned of State Bond Tax Exempt Fund which were acquired through an exchange of shares. The investor considering the possibility of signing a Letter of Intent should read it carefully. The schedule of sales charges applicable to all amounts invested under the Letter of Intent is computed as if the aggregate amount had been invested immediately. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of the Letter of Intent. Shares with a net asset value equal to 5% of the minimum purchase amount specified are held in escrow to be applied toward any sales charge deficiency that might result if the Letter of Intent is not completed. The shares so held may be redeemed and proceeds thereof used as required to pay additional sales charges which may be due if the amount of purchases by such person during the 13 month period aggregates less than the amount specified in the Letter of Intent. Escrow shares not redeemed will be delivered to the investor upon completion of purchases under the Letter of Intent.

     If the gross amount invested within the 13 month period covered by the Letter of Intent exceeds the specified purchase amount and reaches a level allowing a smaller sales charge, a price adjustment will be made on the day it reaches the new level. The Letter of Intent is not a binding agreement upon the investor to purchase, or the Fund to sell, the full indicated amount.

Who Is Entitled To Reductions?
------------------------------

     Reductions in sales charges apply to purchases by a "single person," including an individual; members of a family unit comprising husband, wife, and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account, including employee benefit plans qualified under Section 401 of the Internal Revenue Code.

                     HOW IS THE OFFERING PRICE DETERMINED?

     The public offering price is determined by dividing the Fund's current net asset value per share (as described under "How is Net Asset Value Per Share Determined?") by the sales charge percentage applicable to the transaction. The following sample calculation is based upon the total net assets of the Fund on June 30, 1996 of $81,094,562 and the total shares of the Fund outstanding as of that date of 7,522,296 and a transaction with an applicable sales charge of the maximum 4.5%.

     Net Asset Value Per Share                  $10.78
      ($81,094,562 divided by 7,522,296         ======
       shares outstanding)

     Maximum Offering Price Per Share           $11.29
      ($10.78 divided by .955)                  ======


                          HOW ARE SHARES DISTRIBUTED?

     SBM Financial Services, Inc., a subsidiary of ARM, acts as distributor of the shares of the Fund and of the other mutual funds in the State Bond Group. As distributor of the Fund's capital stock, SBM Financial Services, Inc. allows concessions to all dealers up to 4.0% on purchases to which the 4.5% sales charge applies. The Distributor also pays sales commissions to its own agents who sell Fund shares. The Distributor retains the balance of sales charges paid by investors. The sales charges paid by investors and received by the Distributor amounted to the following amounts during the Fund's fiscal years ended June 30, 1996, 1995, and 1994, respectively: $94,224; $138,549; and
$191,037.  The Distributor retained these entire amounts.

     The agreement between the Fund and the Distributor provides that the Distributor will pay certain expenses such as printing costs of prospectuses and Statements of Additional Information used in offering shares to prospective investors, applications and confirmations, and all other expenses in connection with the issuance and sale of the Fund's shares. The Fund will pay the costs of registering and qualifying shares for sale and of preparing, setting in print, and printing and distributing prospectuses to existing shareholders.

                        HOW CAN YOU "SELL" YOUR SHARES?

     The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus.

     In unusual circumstances, payment may be postponed if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission.

                 HOW IS NET ASSET VALUE PER SHARE DETERMINED?

     Net asset value per Fund share is determined as of the close of the New York Stock Exchange on each day that the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays and Sundays and also is closed in observance of the following holidays: New Year's Day, Washington's Birthday (Observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding.

     The securities in which the Fund invests are traded primarily in the over-the-counter market. Tax Exempt Securities and other short-term holdings maturing in more than 60 days are valued on the basis of valuations provided by a pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining value. In the absence of such valuations, the valuations of such securities and holdings are based upon fair value as determined by the Board of Directors. Taxable securities for which market quotations are readily available are stated at market value, which currently is determined using the last reported sale price or, if no sales are reported -- as in the case of most securities traded over-the-counter -- the last reported bid price, except that U.S. government securities are stated as the mean between the last reported bid and asked prices. Short-term holdings having remaining maturities of 60 days or less are valued at cost plus accrued interest, which approximates fair market value.

                      WHAT IS THE TAX STATUS OF THE FUND?

     The Fund has fulfilled during its most recent fiscal year, and intends to continue to fulfill, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company, and so long as it remains so qualified, it will not be liable for Federal income tax to the extent that it distributes all of its net taxable and non-taxable income to shareholders.

                WILL THE FUND WITHHOLD TAXES ON DISTRIBUTIONS?

     Under Federal law, the Fund is required, subject to certain exceptions, to withhold and remit to the U.S. Treasury 31% of dividends paid and other reportable payments on an account if the holder of the account provides the Fund with either an incorrect tax identification number or no number at all, or fails to certify to the Fund that he is not subject to such withholding.

                              GENERAL INFORMATION

     The Fund was incorporated in Maryland on April 23, 1982. Originally, the name of the Fund was "State Bond Government Securities Fund, Inc.", and its investment goals were to produce high current income, preserve capital, and maintain liquidity by investing in securities issued or guaranteed by the United States Government and its agencies and instrumentalities, and repurchase agreements secured by such securities. In May 1984, the Fund's sole shareholder approved an amendment to its articles of incorporation to change its name to "State Bond Tax Exempt Fund, Inc." and amendments to its investment goals and policies to those stated herein. In March 1993, the Fund was reorganized as an individual investment portfolio of a series fund, State Bond Municipal Funds, Inc.

     Under Maryland law, each director of State Bond Municipal Funds, Inc. owes certain duties to the Fund and its shareholders. Maryland law provides that a director shall "perform his duties as a director in good faith, in a manner he reasonably believes to be in the best interests of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances." Fiduciary duties of a director of a Maryland corporation include, therefore, both a duty of "loyalty" (to act in good faith and in a manner reasonably believed to be in the best interest of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would use under similar circumstances). Maryland law allows Maryland corporations to eliminate or limit the personal liability of a director or an officer to the corporation or its shareholder for monetary damages for breach of the fiduciary duty of "care".

     The Amended and Restated Articles of Incorporation of State Bond Municipal Funds, Inc. contain a provision eliminating liability of directors and officers to the corporation or its shareholders to the fullest extent permitted by Maryland law. Therefore, directors and officers of State Bond Municipal Funds, Inc. will not be liable for monetary damages to the Fund or its shareholders for breach of the duty of care. However, such elimination of Maryland law regarding a director's duty of care does not permit the elimination or limitation of liability (1) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; (2) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (3) for any action or failure to act occurring prior to February 18, 1988. In addition, due to the provisions of the Investment Company Act of 1940, shareholders would still have a right to pursue monetary claims against directors or officers for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties as directors or officers.

                           State Bond Tax Exempt Fund

                            Schedule of Investments

                                 June 30, 1996

                                          MOODY'S/S&P        PRINCIPAL
                                             RATING           AMOUNT              VALUE
                                        --------------------------------------------------
MUNICIPAL BONDS (96.5%)

ALASKA
Alaska Housing Finance Corp.,
 Collateralized Veterans Mortgage
 Program, Series 1991 B-1, 6.900%, due
 2032                                     Aaa/AAA            $  690,000        $  708,865
Alaska Housing Finance Corp.,
 Collateralized Home Mortgage Bonds,
 1988 Series A-1, 7.625%, due 2013        Aaa/AAA               325,000           335,322
Alaska Valdez Marine Terminal, 5.650%,
 due 2028                                 Aa3/AA-             1,000,000           928,990

ARIZONA
Arizona Industrial Development
 Authority, 5.450%, due 2009              A2/A                1,500,000         1,450,785

CALIFORNIA
Berkeley, CA School District, 5.800%,
 due 2020                                 Aaa/AAA               500,000           493,580
Central Coast Water Authority Rev.
 Bonds, Series 1992, 6.350%, due 2007     Aaa/AAA             1,000,000         1,070,730
Walnut Valley, CA, Water District,
 Certificate of Participation, 6.125%,
 due 2009                                 Aaa/AAA             1,000,000         1,028,540

COLORADO
 Housing Finance Agency, Single Family
  Housing Rev. Bonds, 1986 Series A,
  8.000%, due 2017                        Aa/NR                 220,000           225,196

DISTRICT OF COLUMBIA
District of Columbia University Rev.
 Bonds, 6.300%, due 2013                  NR/AAA              1,250,000         1,269,100


                                         MOODY'S/S/P      PRINCIPAL
                                            RATING         AMOUNT          VALUE
                                         ---------------------------------------
MUNICIPAL BONDS (CONTINUED)

ILLINOIS
Chicago, Illinois, Water Rev. Bonds,
 7.200%, due 2016                         A1/AA-           $2,000,000     $2,195,240
Chicago, Illinois, Public District
 Capital Improvement Bonds, 5.450%, due   Aaa/AAA           1,000,000      1,020,100
 2004
City of Chicago, Illinois, Gas Supply
 Rev. Bonds, 7.500%, due 2015             Aa3/AA-           1,480,000      1,608,952
City of Chicago, Illinois Gas Supply
 Rev. Bonds, 7.500%, due 2015             Aa3/AA-           1,100,000      1,195,843
Cook County, Illinois Community Cons.
 School District #6, 5.875%, due 2008     Aaa/AAA           1,000,000      1,021,030
Illinois Health Facility Authorized
 Revenue, 6.000%, due 2015                Aaa/AAA           1,400,000      1,395,338
Illinois State Dedicated Tax, 6.000%,
 due 2015                                 Aaa/AAA           1,000,000      1,002,680
Illinois State University Auxiliary
 Facility System, Board of Regents Rev.
 Bonds, Series 1989, 7.400%, due 2014     Aaa/A             1,050,000      1,157,373
Illinois State University Auxiliary
 Facility System, Board of Regents Rev.
 Bonds, Series 1989, 7.400%, due 2013     Aaa/A             500,000        551,130
Metropolitan Pier Exposition Authority,
 Illinois Dedicated State Tax Rev.
 Bonds, 6.000%, due 2014                  A/A+              2,350,000      2,349,718
Rolling Meadows, Illinois Mortgage Rev.
 Bonds Woodfield Garden, 7.750%,
due 2004                                  NR/A-             2,000,000      2,125,640

INDIANA
Beech Grove, IN, IDR for Westvaco
 Corp., 8.750%, due 2010                  A1/A              550,000          556,798
Highland, IN, School Building Corp.,
 6.750%, due 2012                         NR/AAA            1,000,000      1,107,260


                           State Bond Tax Exempt Fund



                                          MOODY'S/S&P       PRINCIPAL
                                             RATING          AMOUNT          VALUE
                                         ------------------------------------------------
MUNICIPAL BONDS (CONTINUED)

INDIANA (CONTINUED)
Indiana Municipal Power Agency, Series
 1992 A, 6.000%, due 2007                   Aaa/AAA         $1,300,000     $1,360,762
Indiana State Toll Roads, Revenue
 Refunding Bond, 6.00%, due 2013               A-/A          1,100,000      1,101,023
Indiana Transportation Finance
 Authority, Series A, 6.250%, due 2016         A/NR          1,150,000      1,160,281
Indianapolis, IN, Public Improvement
 Bonds, Bank Series C, 6.700%, due 2017      Aaa/NR          3,225,000      3,554,982

LOUISIANA
Rapides Parish, LA, Housing & Mortgage
 Finance Authority, Single Family
 Mortgage, 7.250%, due 2010                 Aaa/AA-            750,000        804,645

MAINE
Maine State Housing Authority, Mortgage
 Purchase Bonds, 1988 Series B, 8.000%,
 due 2015                                    A1/AA-            400,000        421,620

MARYLAND
Maryland City Housing Multi-Family
 Housing, FNMA, Series A, 7.250%, due
 2023                                        NR/AAA            745,000        776,834

MASSACHUSETTS
Massachusetts State Housing Project
 Financial Agency, 6.300%, due 2013           A1/A+          1,000,000      1,006,560
Massachusetts State Housing Project
 Financial Agency, 6.100%, due 2016         Aaa/AAA          1,000,000      1,002,390


                                             MOODY'S/S&P  PRINCIPAL
                                                RATING      AMOUNT      VALUE
                                             ----------------------------------
MUNICIPAL BONDS (CONTINUED)

MICHIGAN
Clintondale, Michigan Community Schools,
  5.750%, due 2016                              Aa/AA    $  500,000  $  491,825
Michigan State Housing Development
  Authority, Single Family, Series A,
  7.550%, due 2014                             NR/AA+       145,000     145,779
Michigan State Housing Development,
  Series B, 6.950%, due 2020                   NR/AA+     1,000,000   1,053,010

MINNESOTA
Burnsville, Minnesota, Multi-Family Rev.
  Ref. Bonds, Coventry Court Apartments
  Project, Series 1989, 7.500%, due 2027       NR/AAA       800,000     837,680
City of Minnetonka, MN, Multi-Family
  Rental Housing Rev. Bonds, 7.250%,
  due 2002                                     NR/AAA       800,000     834,144
Minneapolis, Minnesota Special School
  District # 001, 5.900%, due 2011            Aaa/AAA     2,000,000   2,034,740
Minnesota Housing Finance Agency, Single
  Family Mortgage, 6.250%, due 2015            Aa/AA+     1,300,000   1,316,224
Minnesota Housing Finance Agency Single
  Family Mortgage Rev. Bonds 1989
  Series D, 7.350%, due 2016                   Aa/AA+       525,000     555,408
Minnesota Housing Finance Authority,
  Series 1993 E, 6.000%, due 2014              NR/AA+     1,460,000   1,456,759

NEVADA
Clark County, Nevada Improvement
  District, 5.850%, due 2015                  Aaa/AAA       350,000     348,842
Clark County, Nevada School District,
  General Obligation Bonds, 5.300%,
  due 2004                                    Aaa/AAA     1,000,000   1,008,860

                           State Bond Tax Exempt Fund

                                             MOODY'S/S&P  PRINCIPAL
                                                RATING      AMOUNT       VALUE
                                             -----------------------------------
MUNICIPAL BONDS (CONTINUED)

NEVADA (CONTINUED)
Humboldt County, NV, Pollution Control
  Rev. Bonds, Idaho Power Company,
  8.300%, due 2014                               NR/A+   $1,000,000   $1,161,170
Lyon County, Nevada School District,
  6.750%, due 2011                             Aaa/AAA      800,000      894,488
Washoe County, Nevada, General
  Obligation Bonds, 6.000%, due 2009           Aaa/AAA      585,000      604,299

NEW HAMPSHIRE
New Hampshire Municipal Bond Bank,
  Series 91 J, Non-State Guaranteed,
  6.900%, due 2012                               NR/A+    1,080,000    1,188,108
State of New Hampshire Turnpike System
  Rev. Bonds, 8.375%, due 2017                   Aaa/A      900,000      969,957

NEW YORK
New York Metro Transit Authority, 5.100%,
  due 2004                                     Aaa/AAA    1,000,000    1,003,910
New York State Environmental Pollution
  Control Rev. Bonds, 7.250%, due 2010            Aa/A    2,900,000    3,238,517
New York State Local Government
  Assistance Corp., 6.000%, due 2016               A/A    1,000,000    1,006,980

NORTH CAROLINA
Wake County, Ind. Facilities Pollution
  Control, Carolina Power and Light,
  6.900%, due 2009                               A2/A1    1,000,000    1,071,610

NORTH DAKOTA
North Dakota Housing, Single Family
  Mortgage, 1992 Series A, 6.750%,
  due 2012                                       Aa/A+    1,590,000    1,651,500

                                             MOODY'S/S&P  PRINCIPAL
                                                RATING      AMOUNT       VALUE
                                             -----------------------------------
MUNICIPAL BONDS (CONTINUED)

OREGON
Portland Oregon Sewer System, 6.050%,
  due 2009                                      A1/A+    $  500,000   $  521,355

PENNSYLVANIA
Erie County, PA, Industrial Development
  Auth., Pollution Control Rev. Ref. Bonds,
  Series 1991, 7.150%, due 2013                 A3/A-       400,000      423,428

RHODE ISLAND
Rhode Island Depositors, Economic
  Protection Corp. Bonds, 6.625%, due 2019    Aaa/AAA     1,675,000    1,847,642

SOUTH DAKOTA
South Dakota Housing Development, Multi-
  Family Housing Rev. Bonds, 6.700%,
  due 2020                                      A1/A+     1,400,000    1,422,568
South Dakota State Building Authority
  Co-op, Series A, 7.500%, due 2016             A1/A+       950,000      979,773

TEXAS
Brownsville, Texas Utility System Rev.,
  6.875%, due 2020                            Aaa/AAA     1,000,000    1,097,570
Houston, Texas, Water & Sewer Rev. Ref.
  Bonds, 6.400%, due 2009                         A/A     1,545,000    1,625,973
Texas Water Development Board Rev., State
  Revolving Fund Bonds, 6.400%, due 2007      Aa1/AAA     1,000,000    1,070,290

                           State Bond Tax Exempt Fund


                                        MOODY'S/S&P    PRINCIPAL
                                          RATING        AMOUNT          VALUE
                                        ----------------------------------------
MUNICIPAL BONDS (CONTINUED)

UTAH
Intermountain Power Agency Utah Power
 Supply, 6.000%, due 2016                  Aa/AA-     $1,000,000     $   998,840
Utah State Municipal Finance Co-op,
 Government Revenue Bonds, 6.400%, due
 2009                                         A/A      1,000,000       1,018,050

VIRGINIA
Virginia Housing Authority, Residential
 Mortgage Rev. Bonds, Series B, 7.550%,
 due 2012                                  Aa/AAA        460,000         461,090
Virginia  Housing Development
 Authority, Series C 1992, 6.500%, due    Aa1/AA+        500,000         522,915
 2007

WASHINGTON
Skagit County Washington Cons. School
 District, 6.700%, due 2007               Aaa/AAA      1,000,000       1,083,500
Washington State Municipal Finance
 Co-op, Government Revenue Bonds,
 5.600%, due 2007                           Aa/AA      1,500,000       1,450,980

WISCONSIN
Wisconsin Housing and Economic
 Development Authority, Series A,
 7.100%, due 2023                           Aa/AA        985,000       1,034,083


                                        MOODY'S/S&P    PRINCIPAL
                                          RATING        AMOUNT          VALUE
                                        ---------------------------------------
MUNICIPAL BONDS (CONTINUED)

WISCONSIN (CONTINUED)
Wisconsin Housing and Economic
 Development Authority, 6.000%,
 due 2015                                 Aa/AA       $  550,000    $   543,164

WYOMING
Sweetwater County, WY, PCR for Idaho
 Power, 7.625%, due 2013                   A3/A        2,150,000      2,230,088
                                                                    -----------

TOTAL MUNICIPAL BONDS
 (Cost $73,868,197)                                                  77,192,426

SHORT-TERM SECURITIES (3.5%)

 American Express Credit Corp., 5.320%,
  due 07/05/96                                         1,000,000        999,409
 Ford Motor Credit Corp., 5.360%, due
  07/03/96                                             1,540,000      1,539,541
 General Electric Capital Corp.,
  5.280%, due 07/02/96                                   300,000        299,956
                                                                    -----------

TOTAL SHORT-TERM SECURITIES
 (Cost $2,838,906)                                                    2,838,906
                                                                    -----------

TOTAL INVESTMENTS (100.0%)
 (Cost $76,707,103*)                                                $80,031,332
                                                                    ===========

*Also represents cost for federal income tax purposes.

Ratings were provided by Moody's Investors Service, Inc. and Standard and Poor's Corporation and are not covered by the report of Ernst & Young LLP.

See accompanying notes.

                          State Bond Tax Exempt Fund

                      Statement of Assets and Liabilities

                                 June 30, 1996


ASSETS
Investment in securities, at value (cost $76,707,103)
  See accompanying schedule                                      $80,031,332
Interest receivable                                                1,350,043
                                                                 -----------
TOTAL ASSETS                                                      81,381,375

LIABILITIES
Cash overdraft                                                       175,599
Dividends payable                                                     57,694
Payable to affiliates                                                 46,323
Accrued expenses                                                       7,197
                                                                 -----------
TOTAL LIABILITIES                                                    286,813
                                                                 -----------

NET ASSETS                                                       $81,094,562
                                                                 ===========

Net Assets consist of:
 Paid-in capital                                                 $77,730,196
 Accumulated undistributed net realized gain on investments           40,137
 Net unrealized appreciation on investments                        3,324,229
                                                                 -----------

NET ASSETS, for 7,522,296 shares outstanding                     $81,094,562
                                                                 ===========

NET ASSET VALUE and redemption price per share                   $     10.78
                                                                 ===========

Maximum offering price per share (includes maximum sales
charge of 4.5%-reduced on purchases of $50,000 or more)          $     11.29
                                                                 ===========

See accompanying notes.

                          State Bond Tax Exempt Fund

                            Statement of Operations

                           Year Ended June 30, 1996


INVESTMENT INCOME
 Interest                                                        $5,041,950

EXPENSES
 Investment advisory and management fees                            407,880
 Rule 12b-1 plan fees                                               204,057
 Transfer agent fees                                                 31,461
 Printing expenses                                                   18,150
 Accounting and custodian fees                                       30,415
 Professional fees                                                   20,498
 Other expenses                                                      23,952
                                                                 ----------
  Total expenses                                                    736,413
                                                                 ----------
Net investment income                                             4,305,537

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments                                    40,206
 Change in unrealized appreciation on investment                     64,146
                                                                 ----------
Net gain on investments                                             104,352
                                                                 ----------


Net increase in net assets resulting from operations             $4,409,889
                                                                 ==========

See accompanying notes.

                          State Bond Tax Exempt Fund

                      Statement of Changes in Net Assets


                                             YEAR ENDED JUNE 30,
                                              1996          1995
                                        ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                    $ 4,305,537   $ 4,457,677
 Net realized gain on investments              40,206        38,720
 Change in net unrealized appreciation         64,146     1,466,299
                                        ---------------------------
  Net increase in net assets resulting
   from operations                          4,409,889     5,962,696


Distributions to shareholders from:
 Net investment income                     (4,305,537)   (4,457,677)
 Net realized gain                            (38,789)            -
                                        ---------------------------
  Total distributions to shareholders      (4,344,326)   (4,457,677)

Capital share transactions:
 Proceeds from sales of shares              3,140,961     4,250,461
 Proceeds from reinvested distributions     3,149,165     3,066,110
 Cost of shares redeemed                   (6,903,498)   (8,328,499)
                                        ---------------------------
   Net decrease in net assets resulting
    from share transactions                  (613,372)   (1,011,928)
                                        ---------------------------

Total increase (decrease) in net assets      (547,809)      493,091

NET ASSETS
Beginning of year                          81,642,371    81,149,280
                                        ---------------------------

End of year                               $81,094,562   $81,642,371
                                        ===========================

OTHER INFORMATION
Shares:
 Sold                                         290,245       404,927
 Issued through reinvestment of
  distributions                               289,771       291,063
 Redeemed                                    (636,574)     (788,793)
                                        ---------------------------
  Net decrease                                (56,558)      (92,803)
                                        ===========================

See accompanying notes.

                          State Bond Tax Exempt Fund

                             Financial Highlights


                                                          YEAR ENDED JUNE 30,
                                          -------------------------------------------------------
                                            1996        1995        1994        1993       1992
                                          -------------------------------------------------------


SELECTED PER-SHARE DATA
Net asset value, beginning of year         $ 10.77     $ 10.58     $ 11.09     $ 10.86    $ 10.52
Income from investment operations:
  Net investment income                        .57         .58         .59         .63        .68
  Net realized and unrealized gain
   (loss) on investments                       .01         .19        (.41)        .34        .36
                                          -------------------------------------------------------
  Total from investment operations             .58         .77         .18         .97       1.04
Less distributions:
 From net investment income                   (.57)       (.58)       (.59)       (.63)      (.68)
 From net realized gain                       (.00) (B)      -        (.10)       (.11)      (.02)
                                          -------------------------------------------------------
  Total distributions                         (.57)       (.58)       (.69)       (.74)      (.70)
                                          -------------------------------------------------------

Net asset value, end of year               $ 10.78     $ 10.77     $ 10.58     $ 11.09    $ 10.86
                                          =======================================================

TOTAL RETURN (A)                              5.54%       7.53%       1.55%       9.30%     10.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)     $81,095     $81,642     $81,149     $80,055    $70,565
Ratio of expenses to average net assets        .90%        .93%        .94%        .93%       .87%
Ratio of net investment income to
 average net assets                           5.27%       5.52%       5.37%       5.75%      6.33%
Portfolio turnover rate                         16%         15%         17%         21%        16%

(A)  Total returns do not consider the effects of the one time sales charge.

(B)  Less than $0.01 per share.

                          State Bond Tax Exempt Fund

                         Notes to Financial Statements

                                 June 30, 1996


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The State Bond Tax Exempt Fund (the "Fund") is the only investment portfolio of State Bond Municipal Funds, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The primary investment objective of the Fund is to maximize current income exempt from federal income taxes to the extent consistent with the preservation of capital, with consideration given to the opportunity for capital gains by investing in tax-exempt securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM") on June 14, 1995. As part of this acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as were contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective February 1, 1996, ARM Transfer Agency, Inc. ("ARM Transfer Agency") replaced SBM Financial Services as transfer agent for the Fund. ARM Transfer Agency assumed SBM Financial Services' responsibility pursuant to a transfer agency agreement with the Fund. ARM Transfer Agency is a wholly-owned subsidiary of ARM.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

Investment securities are stated at aggregate market values. Market valuations are furnished by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than 60 days from the date of valuation at quoted bid prices. Such securities for which quotations are not readily available (which constitute a majority of the Fund's portfolio securities) are valued at fair 60 days or less and short-term securities are valued at amortized cost which approximates market value. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

Security transactions are accounted for on trade date, and interest income is recorded on the accrual basis. Realized gains or losses from investment transactions are determined on the basis of specific identification.

At June 30, 1996, net unrealized appreciation on a federal income tax basis was $3,324,229, which is comprised of unrealized appreciation of $3,475,338 and unrealized depreciation of $151,109 for tax purposes.

INCOME TAX STATUS AND RELATED MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise, and state income taxes.

The Fund hereby designates $38,789 as capital gain dividends attributable to the fiscal year ended June 30, 1996 for the purpose of the dividend paid deduction on the Fund's federal income tax returns.

DISTRIBUTIONS TO SHAREHOLDERS

Exempt interest dividends from net investment income are declared daily and distributed monthly. Distributions from taxable net realized investment gains, if any, will be declared at least once a year. Dividends and distributions are recorded on the ex-dividend date.

                          State Bond Tax Exempt Fund

     2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

     ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .5% on the average daily net assets of the Fund. In addition, the Fund pays .25% of the average daily net assets to SBM Financial Services under a Rule 12b-1 plan of share distribution. The investment adviser has voluntarily undertaken to reimburse the Fund for any expenses in excess of 1% of the average daily net assets despite the fact that higher expenses may be permitted by state law. No such reimbursement was required for the fiscal year ended June 30, 1996.

     Fees paid to SBM Financial Services for underwriting services in connection with sales of the Fund's capital shares aggregated $94,224 for the fiscal year ended June 30, 1996. Such fees are not an expense of the Fund and are excluded from the proceeds received by the Fund for sales of its capital shares as shown in the accompanying statement of changes in net assets.

     Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, ARM Transfer Agency, and SBM Financial Services.

     3. PURCHASES AND SALES OF SECURITIES

     Aggregate purchases and proceeds from sales of securities excluding short-term investments, during the fiscal year ended June 30, 1996, amounted to $12,419,715 and $13,812,288, respectively.

     4. CAPITAL SHARES

     At June 30, 1996, the Fund had authority to issue ten billion shares of common stock, with a par value of $.00001 each.

     5. SUBSEQUENT EVENT

     On August 26, 1996, the Board of Directors of the Fund approved a proposal to reorganize the Fund. The reorganization will involve the sale of the Fund's assets, subject to certain liabilities, to Federated Municipal Opportunities Fund, Inc. (the "Federated Fund"), a mutual fund advised by Federated Investors, in exchange for shares of the Federated Fund. Shares of the Fund would be exchanged at net asset value for shares of equivalent value of the Federated Fund. The reorganization transaction is subject to approval by Fund shareholders and to certain other conditions prior to closing, including the receipt of an opinion as to the tax-free nature of the reorganization for the Fund, the Federated Fund and their respective shareholders. No sales charges would be imposed on the proposed reorganization.

                        Report of Independent Auditors

The Board of Directors and Shareholders
State Bond Tax Exempt Fund

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the State Bond Tax Exempt Fund (the "Fund") as of June 30, 1996 and the related statement of operations for the year then ended and changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended June 30, 1994 of the State Bond Tax Exempt Fund were audited by other auditors whose report dated July 29, 1994 expressed and unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1996, by correspondence with the custodian. As to uncompleted securities transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond Tax Exempt Fund at June 30, 1996, and the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
August 9, 1996,
except for Note 5,
as to which the date is
August 26, 1996.

                                  APPENDIX A

                 Description of Tax-Exempt Securities Ratings

                               Tax-Exempt Bonds
                               ----------------

Moody's Investors Service, Inc.
-------------------------------

          Aaa:  Tax-exempt bonds which are rated Aaa are judged to be of the
          ---
best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa:  Tax-exempt bonds which are rated Aa are judged to be a high
          --
quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A:  Tax-exempt bonds which are rated A possess many favorable
          -
investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa:  Tax-exempt bonds which are rated Baa are considered as medium
          ---
grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba:  Tax-exempt bonds which are rated Ba are judged to have
          --
speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B:  Tax-exempt bonds which are rated B generally lack characteristics
          -
of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          NOTE:  Moody's applies numerical modifiers 1,2, and 3 in each generic
          ----
rating classification from Aa through B in its bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
----------------------------------

          AAA:  Tax-exempt bonds rated AAA are highest grade obligations.  They
          ---
possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates, and hence provide the maximum safety on all counts.

          AA:  Tax-exempt bonds rated AA also qualify as high-grade
          --
obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

          A:  Tax-exempt bonds rated A are regarded as upper medium grade.  They
          -
have conside rable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

          BBB:  Tax-exempt bonds rated BBB are regarded as having adequate
          ---
capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

          BB or B:  Tax-exempt bonds rated BB or B are regarded, on balance, as
          -------
predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          NOTE:  The S&P ratings may be modified by the addition of a plus (+)
          ----
or minus (-) sign to show relative standing within the major rating categories.

                                Tax-Exempt Notes
                                ----------------

Moody's
-------

          Moody's ratings for state, municipal and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of primary importance in long-term borrowing risk are of lesser importance in the short run. Symbols used are as follows:

          MIG-1:  Notes are of the best quality enjoying strong protection from
          -----
established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2:  Notes are of high quality, with margins
          -----
of protection ample, although not so large as in the preceding group.

          MIG-3:  Notes are of favorable quality, with all security elements
          -----
accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Standard & Poor's
-----------------

          Until June 29, 1984, Standard & Poor's used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

          SP-1:  Issues carrying this designation have a very strong or strong
          ----
capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

          SP-2:  Issues carrying this designation have a satisfactory capacity
          ----
to pay principal and interest.

                               Commercial Paper
                               ----------------

Moody's
-------

          Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated Issuers:

          P-1 (Prime-1):  Superior capacity for repayment.
          -------------

          P-2 (Prime-2):  Strong capacity for repayment.
          -------------

Standard & Poor's
-----------------

          S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues with the "A" category are delineated with the numbers 1,2 and 3 to indicate the relative degree of safety, as follows:

          A-1:  This designation indicates the degree of safety regarding timely
          ---
payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

          A-2:  Capacity for timely payment on issues with this designation is
          ---
strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.